UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2023

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On June 1, 2023, HealthEquity, Inc. (the “Company”) entered into an Amendment No. 1 to Credit Agreement (“Amendment No. 1”), which amends that certain Credit Agreement, dated as of October 8, 2021 (the “Credit Agreement”), among the Company, as borrower, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the Swing Line Lender (as defined therein), and each L/C Issuer (as defined therein) party thereto.
The provisions of Amendment No. 1 replaced interest rate provisions based on the London interbank offered rate (“LIBOR”) in the Credit Agreement with the forward-looking term rate based on the secured overnight financing rate published by the CME Group Benchmark Administration Limited (“Term SOFR”).
As a result, borrowings under the Credit Agreement as so amended by Amendment No. 1 will bear interest at an annual rate equal to, at the option of the Company, either (i) Term SOFR, plus a 0.10% credit spread adjustment, plus a margin ranging from 1.25% to 2.25%, or (ii) an alternate base rate, plus a margin ranging from 0.25% to 1.25%, with the applicable margin determined in either scenario by reference to a leverage-based pricing grid set forth in the Credit Agreement (as amended by Amendment No. 1).
The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety to, the full text of Amendment No. 1, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
The information set forth in Item 1.01 of this report is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement, dated as of June 1, 2023, by and among the Company, as borrower, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the Swing Line Lender (as defined therein), and each L/C Issuer (as defined therein) party thereto.

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: June 2, 2023	By:	/s/ Tyson Murdock
	Name:	Tyson Murdock
	Title:	Executive Vice President and Chief Financial Officer